united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

BTS TACTICAL FIXED INCOME VIT FUND
Semi-Annual Report
June 30, 2016

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income VIT Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for the second half of 2016 and for 2017.

First, for the Fund, we have seen an exciting amount of shareholder activity and purchases over the past year. From January 2, 2015 through June 30, 2016, the Fund has more than doubled in size, a testament to you, the loyal shareholder, and the understanding of the importance of a tactical strategy. We recognize the trust you have placed in us as fund manager and look forward to working together toward potential prosperity in 2016 and 2017.

Regarding 2016 returns through mid-year, it is significant to note that during the correction in risk-assets in early 2016, the Fund was positioned in a “risk-off” move, investing in U.S. Government bonds as a “flight to quality.” As markets then recovered and concerns about a myriad of economic factors abated, the Fund invested in high yield bonds on February 23, 2016 and held this position during a favorable uptrend through to the close on June 27, 2016. We believe this uptrend is reflected by the Fund’s overall total return of 9.48% for the six month period ended June 30, 2016. To better understand this figure, we compare Fund performance to that of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.31% over the same six month period ended June 30, 2016.

The Fund outperformed its benchmark due, in part, to the benchmark correcting as the “risk-off” trade noted above abated and “risk-on” appetite increased. With risk on, the Fund was allocated to high yield bonds.

As the uptrend in high yields continued, the benchmark was experiencing significant volatility as certain events such as “Brexit” and data points like that of the disappointing May jobs numbers were reported, all of which sent the markets into notable swings. During this volatility the Fund remained invested according to its primary mandates and was able, therefore, to outperform the benchmark as a result.

Looking back, we truly believe returns demonstrate our philosophy that is implemented through our strategies. Our primary philosophy of preservation of capital is accompanied with our core buy and sell disciplines and our ongoing attempts to avoid significant short-term swings in an effort to provide strong and sustainable risk-adjusted returns.

Today, we see duration risk as high, as recent data points have been stronger in a better than expected rebound in jobs and other general economic data. To navigate this environment now and in the long-term, BTS thinks that employing BTS Indicators in a weighted investment model may help us achieve the

Fund’s goals, potentially more so than a passive approach that can lead to magnified losses. We continue to believe at our core that an ‘unconstrained approach’, wherein BTS can go to cash to preserve capital and take a limited short position in an attempt to enhance returns continues to make sense during periods of volatility. A short position involves the sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value. BTS’ fluid model approach is designed to be cognizant of periods of volatility and to invest on confirmation of strong price trends. Consequently, our indicators place investor assets upon confirmation of stronger underpinnings, and move defensively during volatility in the financial markets and bond sectors.

Whenever trading and investing systems seek preservation of capital there may be times of defense investing wherein returns are missed in preference for safety of assets. In the long run, over 35 years of investing with this type of strategy with BTS Indicators, our investment team has created competitive returns through an ‘unconstrained approach’ rather than passive investing.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Funds and good luck in 2016 and 2017!

Sincerely,

Matthew Pasts CMT	Vilis Pasts

CEO, BTS Asset Management	Founder & Director of Research

The Barclays Capital Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

7650-NLD-8/8/2016

BTS Tactical Fixed Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

			Annualized	Annualized
	Six Month	One Year	Three Year	Since Inception **
BTS Tactical Fixed Income VIT Fund - Class 1	9.48%	5.91%	1.79%	1.21%
BTS Tactical Fixed Income VIT Fund - Class 2	9.48%	6.19%	2.08%	1.48%
Barclays Capital U.S. Aggregate Bond Index***	5.31%	6.00%	4.06%	2.74%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total gross operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2016 are 2.17% and 2.67% for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	Inception date is April 29, 2013.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2016

Holdings By Asset Type	% of Net Assets
Money Market Funds	98.6%
Other Assets Less Liabilities	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

BTS Tactical Fixed Income VIT Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016

Shares		Value
	MONEY MARKET FUNDS - 98.6%
7,350,000	BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares, 0.31% *	$7,350,000
4	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Shares, 0.17% *	4
79	Dreyfus Cash Management - Institutional Shares, 0.30% *	79
7,350,000	Dreyfus Government Cash Management - Institutional Shares, 0.25% *	7,350,000
6,825,125	Goldman Sachs Financial Square Funds - Prime Obligations Fund - Institutional Shares, 0.16% *	6,825,125
7,350,000	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.23% *	7,350,000
7,350,000	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - Institutional Shares, 0.26% *	7,350,000
	TOTAL MONEY MARKET FUNDS (Cost $36,225,208)	36,225,208

	TOTAL INVESTMENTS - 98.6% (Cost $36,225,208) (a)	$36,225,208
	OTHER ASSETS LESS LIABILITIES - 1.4%	514,762
	NET ASSETS - 100.0%	$36,739,970

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $36,225,208.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2016

ASSETS
Investment securities:
At cost	$36,225,208
At value	$36,225,208
Receivable for Fund shares sold	571,753
Dividends and interest receivable	3,190
Prepaid expenses and other assets	407
TOTAL ASSETS	36,800,558

LIABILITIES
Investment advisory fees payable	27,750
Distribution (12b-1) fees payable	16,324
Payable to related parties	8,538
Accrued audit fees payable	7,976
TOTAL LIABILITIES	60,588
NET ASSETS	$36,739,970

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$35,024,610
Undistributed net investment income	304,219
Accumulated net realized gain from security transactions	1,411,141
NET ASSETS	$36,739,970

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$11
Shares of beneficial interest outstanding	1
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$10.39	(a)

Class 2 Shares:
Net Assets	$36,739,959
Shares of beneficial interest outstanding	3,535,433
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$10.39

(a)	NAV may not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund

STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2016

INVESTMENT INCOME
Dividends	$575,245
Interest	4,230
TOTAL INVESTMENT INCOME	579,475

EXPENSES
Investment advisory fees	128,505
Distribution (12b-1) fees:
Class 2	75,591
Professional fees	20,444
Transfer agent fees	15,166
Administrative services fees	13,341
Accounting services fees	11,967
Trustees’ fees and expenses	6,066
Printing and postage expenses	3,740
Compliance officer fees	3,034
Custodian fees	2,493
Insurance expense	249
Other expenses	998
TOTAL EXPENSES	281,594

NET EXPENSES	281,594

NET INVESTMENT INCOME	297,881

REALIZED LOSS ON INVESTMENTS
Net realized gain from investments	2,061,492
NET REALIZED GAIN ON INVESTMENTS	2,061,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,359,373

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
FROM OPERATIONS
Net investment income	$297,881	$6,350
Net realized gain (loss) from investments	2,061,492	(617,303)
Net increase (decrease) in net assets resulting from operations	2,359,373	(610,953)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class 2	—	(48,727)
Net decrease in net assets from distributions to shareholders	—	(48,727)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	32,009,862	7,687,540
Net asset value of shares issued in reinvestment of dividends and distributions to shareholders:
Class 2	—	48,727
Payments for shares redeemed:
Class 2	(16,452,964)	(3,924,315)
Net increase in net assets from shares of beneficial interest	15,556,898	3,811,952

TOTAL INCREASE IN NET ASSETS	17,916,271	3,152,272

NET ASSETS
Beginning of Period	18,823,699	15,671,427
End of Period *	$36,739,970	$18,823,699
* Includes undistributed net investment income of:	$304,219	$6,338

SHARE ACTIVITY
Class 2:
Shares Sold	3,155,342	782,164
Shares Reinvested	—	5,102
Shares Redeemed	(1,603,606)	(398,006)
Net increase in shares of beneficial interest outstanding	1,551,736	389,260

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class 1
	For the
	Six Months Ended		For the	For the	For the
	June 30, 2016		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$9.49		$9.83	$9.75	$10.00
Activity from investment operations:
Net investment income (2)	0.17		0.16	0.00 (3)	0.21
Net realized and unrealized gain (loss) on investments	0.73		(0.50)	0.08	(0.46)
Total from investment operations	0.90		(0.34)	0.08	(0.25)
Net asset value, end of period	$10.39		$9.49	$9.83	$9.75
Total return (4)	9.48	% (5)	(3.46)%	0.82%	(2.50	)% (5)
Net assets, end of period	$11		$10	$10	$10
Ratio of gross expenses to average net assets before waiver/recapture (6,7)	1.35	% (8)	1.51%	1.71%	2.55	% (8)
Ratio of net expenses to average net assets after waiver/recapture (6)	1.35	% (8)	1.64%	1.71%	2.00	% (8)
Ratio of net investment income to average net assets (6,9)	2.46	% (8)	0.54%	0.85%	2.66	% (8)
Portfolio Turnover Rate	294	% (5)	627%	207%	198	% (5)

(1)	The BTS Tactical Fixed Income VIT Fund commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Less than $0.01.

(4)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses during the period ended December 31, 2013, total return would have been lower.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the Advisor and/or Administrator.

(8)	Annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class 2
	For the
	Six Months Ended		For the	For the	For the
	June 30, 2016		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$9.49		$9.83	$9.75	$10.00
Activity from investment operations:
Net investment income (2)	0.10		0.00 (3)	0.03	0.14
Net realized and unrealized gain (loss) on investments	0.80		(0.32)	0.11	(0.39)
Total from investment operations	0.90		(0.32)	0.14	(0.25)
Less distributions from:
Net investment income	—		(0.02)	(0.06)	—
Total distributions	—		(0.02)	(0.06)	—
Net asset value, end of period	$10.39		$9.49	$9.83	$9.75
Total return (4)	9.48	% (5)	(3.21)%	1.40%	(2.50	)% (5)
Net assets, end of period (000s)	$36,740		$18,824	$15,671	$10,652
Ratio of gross expenses to average net assets before waiver/recapture (6,7)	1.85	% (8)	2.01%	2.21%	3.05	% (8)
Ratio of net expenses to average net assets after waiver/recapture (6)	1.85	% (8)	2.14%	2.21%	2.50	% (8)
Ratio of net investment income to average net assets (6,9)	1.96	% (8)	0.04%	0.35%	2.16	% (8)
Portfolio Turnover Rate	294	% (5)	627%	207%	198	% (5)

(1)	The BTS Tactical Fixed Income VIT Fund commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Less than $0.01.

(4)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses during the period ended December 31, 2013, total return would have been lower.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the Advisor and/or Administrator.

(8)	Annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2016

1.	ORGANIZATION

The BTS Tactical Fixed Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and Class 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$36,225,208	$—	$—	$36,225,208
Total	$36,225,208	$—	$—	$36,225,208

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into and out of Level 1 and 2 during the period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2016

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $58,964,266 and $61,025,758, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the six months ended June 30, 2016, the Advisor earned advisory fees of $128,505.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. For the six months ended June 30, 2016, the Advisor did not waive any fees or reimburse any expenses pursuant to such agreement.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the six months ended June 30, 2016, the Fund incurred distribution fees under the Plan of $75,591 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares and is an affiliate of GFS. For the six months ended June 30, 2016, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2016

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$48,727	$89,555
	$48,727	$89,555

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$6,338	$—	$—	$(650,351)	$—	$—	$(644,013)

At December 31, 2015 the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$650,351	$—	$650,351

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, Nationwide Life Insurance Co. held approximately 82.6% of the voting securities for the benefit of others.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

BTS Tactical Fixed Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Paid During Period 1/1/16 – 6/30/16*
Class 1	1.35%	$1,000.00	$1,094.80	$7.03
Class 2	1.85%	$1,000.00	$1,094.80	$9.64

Hypothetical (5% return before expenses)	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Paid During Period 1/1/16 – 6/30/16*
Class 1	1.35%	$1,000.00	$1,018.15	$6.77
Class 2	1.85%	$1,000.00	$1,015.66	$9.27

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

BTS Tactical Fixed Income VIT – Adviser: BTS Asset Management, Inc.*

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“BTS”) and the Trust, with respect to BTS Tactical Fixed Income VIT (the “Portfolio”) In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that BTS manages approximately $1.23 billion in assets, with an additional $600 million in assets under advisement, providing risk management solutions focused on capital preservation to all investor types. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Portfolio, taking into consideration their education and noting that the veteran investment team has deep financial and asset management experience, with most of the team having spent much of their careers at BTS. The Trustees observed that BTS’ investment process utilizes proprietary quantitative models that are price and momentum driven to determine in which bond sector the Portfolio will be invested or when to allocate to cash to preserve capital. The Trustees noted that BTS continually reviews and has made adjustments and improvements to the technical models for over 30 years. The Trustees discussed BTS’ methods of identifying several risks and their mitigation processes that monitor thresholds, allocations, and vetting issuers for liquidity. The Trustees considered BTS’ methods of monitoring compliance and evaluating broker-dealers, as well as BTS’ compliance and litigation history. The Trustees noted that BTS’ conservative philosophy and years of risk management experience have served their target clients’ low risk tolerance level well. The Trustees appreciated that BTS’ strategy and approach have remained consistent over the years. The Trustees concluded that BTS should continue to provide quality service to the Portfolio and its shareholders.

Performance. The Trustees reviewed the Portfolio’s performance, noting that the Portfolio outperformed the Nontraditional Bond Morningstar Category over the 1-year and 2-year periods, while trailing the benchmark index over both periods. The Trustees observed that the Portfolio outperformed its peer group over the 1-year period while underperforming over the 2-year period. After discussion, the Trustees concluded that BTS has delivered reasonable performance in the past and is well-positioned to continue to do so over a full market cycle.

Fees and Expenses. The Trustees noted that the adviser’s fee of 0.85% was higher than the Portfolio’s Morningstar Category average, but lower than the peer group average. They also noted that the Portfolio’s net expense ratio of 2.24% was higher than the peer group average and Morningstar category average, but within the range of both. The Trustees noted that the adviser’s tactical

BTS Tactical Fixed Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2016

management warranted a higher than average fee. The Trustees discussed the lower fee charged to the Portfolio than BTS Tactical Fixed Income Fund. The Trustees referenced the adviser’s assertion that the difference was warranted because of the differences between the Portfolio and BTS Tactical Fixed Income Fund in the daily requirements to manage each. Based on these and other factors, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Portfolio. The Trustees noted the adviser’s assertion that economies of scale had not yet been achieved by the adviser, and that breakpoints would not be appropriate before the Portfolio’s assets reach $1 Billion. After discussion, the Trustees concluded that economies of scale had not yet been achieved with respect to the Portfolio, and the matter would be revisited as the size of the Portfolio materially increases.

Profitability. The Trustees considered the profits realized by the adviser in connection with operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Portfolio. Based on information provided by the adviser, the Trustees noted that the adviser earned a modest profit with respect to the Portfolio. It was the consensus of the Trustees that the profitability achieved by the adviser from its relationship with the Portfolio was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Portfolio and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance of the fund.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/2/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/2/16